                        SPECIAL MEETING OF SHAREHOLDERS
                                ADMISSION TICKET
                                OCTOBER 21, 1999

        The Special Meeting of Shareholders of MediaOne Group, Inc. will be held at 10:00 a.m., Mountain Time, on October 21, 1999, at The Terrace Gardens at
Dove Valley Event and Conference Center, 13065 East Briarwood Avenue, Englewood,
Colorado. Doors will open at 9:30 a.m., and the meeting begins at 10:00 a.m. The use of admission tickets expedites the registration of shareholders at the Special Meeting of Shareholders and is helpful to us in making arrangements for the meeting.

                PLEASE PRESENT THIS ADMISSION TICKET AT THE DOOR
               IN ORDER TO GAIN ADMITTANCE TO THE SPECIAL MEETING

    Directions to The Terrace Gardens at Dove Valley Event and Conference
Center:

                        - Take I-25 to Arapahoe Road

                        - East exactly two miles to Revere Parkway

                        - South one block to Briarwood Avenue

                        - East one block to 13065

                                  DETACH HERE
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                         PROXY VOTING INSTRUCTION CARD
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL
MEETING OF SHAREHOLDERS ON OCTOBER 21, 1999.

The undersigned hereby appoints Charles M. Lillis, Charles P. Russ, III, and
Louis A. Simpson, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares of the undersigned in MediaOne Group, Inc. at the MediaOne Group Special Meeting of Shareholders, to be held on October 21, 1999 at 10:00 a.m., Mountain Time, at The Terrace Gardens at Dove Valley Event and
Conference Center, 13065 East Briarwood Avenue, Englewood, Colorado, and at any adjournments or postponements thereof, upon all subjects that may properly come before the Special Meeting including the matters described in the Proxy
Statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR
APPROVAL OF THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MAY 6,
1999, BY AND AMONG AT&T CORP., METEOR ACQUISITION INC., A WHOLLY-OWNED
SUBSIDIARY OF AT&T CORP., AND MEDIAONE GROUP, INC., IN ACCORDANCE WITH THE
DIRECTORS' RECOMMENDATION, AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY
PROPERLY COME BEFORE THE SPECIAL MEETING.

Your vote for approval of the adoption of the Agreement and Plan of Merger may be indicated on the reverse.

This proxy/voting instruction card also constitutes your voting instructions to the trustees under the MediaOne Group Savings Plan/ESOP to vote shares credited to your account in the plan. If you do not return your card, your shares will be voted in the same proportion as the trustees vote company shares for which they received timely instructions. The trustee shall in all events exercise voting obligations consistent with their fiduciary duties under the Employee Retirement
Income Security Act of 1974, as amended.

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
  SEE REVERSE                                                                 SEE REVERSE
      SIDE               CONTINUED AND TO BE SIGNED ON REVERSE SIDE               SIDE

[MEDIAONE GROUP LOGO]
P.O. BOX 8200
BOSTON, MA
02266-8200

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
VOTE BY TELEPHONE                                    VOTE BY INTERNET
Its fast, convenient, and immediate!                 It's fast, convenient, and your vote is
Call Toll-Free on a Touch-Tone Phone.                immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:                        FOLLOW THESE FOUR EASY STEPS:
1.  Read the accompanying Proxy Statement and        1.  Read the accompanying Proxy Statement and
    Proxy Card.                                          Proxy Card.
2.  Call the toll-free number 1-877-PRX-VOTE         2.  Go to the Website
    (1-877-779-8683). For shareholders                   http://www.eproxyvote.com/umg
    residing outside the United States call          3.  Enter your Control Number located on your
    collect on a touch-tone phone                        Proxy Card above your name.
    1-201-536-8073. There is NO CHARGE for           4.  Follow the instructions provided.
    this call.
3.  Enter your Control Number located on your
    Proxy Card above your name.
4.  Follow the recorded instructions.
YOUR VOTE IS IMPORTANT!                              YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                         Go to http://www.eproxyvote.com/umg anytime!

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.
                          ADMISSION TICKET ON REVERSE
                                  DETACH HERE

/X/  PLEASE MARK VOTES AS IN THIS SAMPLE
                    DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1

To vote your shares for approval of the adoption of the Agreement and Plan of Merger, dated as of May 6, 1999, by and among AT&T Corp., Meteor Acquisition
Inc., a wholly-owned subsidiary of AT&T Corp., and MediaOne Group, Inc., mark the "FOR" box on item "1." To vote against approval of the adoption of the Agreement and Plan of Merger, mark the "AGAINST" box. To abstain from voting for approval of the adoption of the Agreement and Plan of Merger, mark the "ABSTAIN" box.

1.  Approval of the adoption of the Agreement and Plan of Merger.

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
             FOR                          AGAINST                        ABSTAIN
             / /                            / /                            / /

                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT
                                      LEFT                                   / /

                                      MARK HERE IF YOU PLAN TO ATTEND THE
                                      SPECIAL MEETING  / /

Signature: ____________  Date: _______    Signature: ____________  Date: _______

[MEDIAONE GROUP LOGO]
                                                                      PROXY CARD
-----------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 21, 1999.
The undersigned hereby appoints Charles M. Lillis, Charles P. Russ, III, and Louis A. Simpson, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares of the undersigned in MediaOne Group, Inc. at the MediaOne Group Special Meeting of Shareholders, to be held on October 21, 1999 at 10:00 a.m., Mountain Time, at Terrace Gardens at Dove Valley Event and Conference Center, 13065 East Briarwood Avenue, Englewood, Colorado, 80112, and at any adjournments or postponements thereof, upon all subjects that may properly come before the Special Meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR APPROVAL OF THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MAY 6, 1999, BY AND AMONG AT&T CORP., METEOR ACQUISITION INC., A WHOLLY-OWNED SUBSIDIARY OF AT&T CORP., AND MEDIAONE GROUP, INC., IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION, AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Your vote for approval of the adoption of the Agreement and Plan of Merger may be indicated on the reverse.

[MEDIAONE GROUP LOGO]

To vote your shares for approval of the adoption of the Agreement and Plan of Merger, dated as of May 6, 1999, by and among AT&T Corp., Meteor Acquisition
Inc., a wholly-owned subsidiary of AT&T Corp., and MediaOne Group, Inc., mark the "FOR" box on item "1." To vote against approval of the adoption of the Agreement and Plan of Merger, mark the "AGAINST" box. To abstain from voting for approval of the adoption of the Agreement and Plan of Merger, mark the "ABSTAIN" box.

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                        DIRECTORS RECOMMEND A VOTE "FOR"
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APPROVAL OF THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER.

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
                 FOR                                   AGAINST                                 ABSTAIN
                 / /                                     / /                                     / /

                                             Date ________________________, 1999
                                             Signature: ________________________
                                             Signature: ________________________
                                             Please sign this proxy and return
                                             promptly whether or not you plan to
                                             attend the Special Meeting.